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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-QSB for the period ended September 30, 2004, as filed with the Securities and Exchange Commission by Stellar Technologies, Inc. (the "Company") on the date hereof (the "Report"), I, Richard A. Schmidt, Chief Executive Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: November 22, 2004
                                           /s/ Richard A. Schmidt
                                           _____________________________________
                                           Richard A. Schmidt
                                           Chief Executive Officer and Treasurer